UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 24, 2016
Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of the stockholders of Diamond Resorts International, Inc. (the “Company”) was held on May 24, 2016. Items of business set forth in the Company’s proxy statement dated April 15, 2016 that were voted on and approved at the annual meeting are as follows:

(1)    Re-election of each of Stephen J. Cloobeck and Robert Wolf and election of Frankie Sue Del Papa to the Company’s Board of Directors, each for a three-year term expiring at the 2019 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Stephen J. Cloobeck	54,743,339	4,560,960	3,411,735
Robert Wolf	58,096,987	1,207,312	3,411,735
Frankie Sue Del Papa	58,933,363	370,936	3,411,735

(2)    Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
53,532,551	5,378,618	393,130	3,411,735

(3)     Ratification of the appointment of independent registered public accounting firm BDO USA, LLP as the independent auditors of the Company’s financial statements for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
62,626,290	8,594	81,150	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.
May 26, 2016	By: /s/ Jared T. Finkelstein___________ Name: Jared T. Finkelstein Title: Senior Vice President-General Counsel and Secretary